Exhibit 10.10

SHURGARD STORAGE CENTERS, INC.

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (this “Agreement”) is made and entered into as of Date of Grant (the “Grant Date”) by and between Shurgard Storage Centers, Inc., a Washington corporation (the “Company”), and Name (“Recipient”).

The terms of the Restricted Stock Award (the “Restricted Stock Award”) are as set forth in this Agreement and in the 200_ Long-Term Incentive Plan (the “Plan”). Copies of the Plan and a Plan Summary have been made available to Recipient. The Plan is incorporated into this Agreement by reference, which means that this Agreement is limited by and subject to the express terms and provisions of the Plan. Capitalized terms that are not defined in this Agreement have the meanings given to them in the Plan.

The basic terms of the Restricted Stock Award are summarized as follows:

1. Number of Shares: Number of Shares

2. Grant Date: Date of Grant

3. Fair Market Value Per Share: Price

4. Vesting

The Restricted Stock Award is subject to forfeiture upon varying circumstances relating to Recipient’s termination of employment or service relationship with the Company or a Subsidiary. The Restricted Stock Award will vest and no longer be subject to forfeiture according to the following schedule.

Date on Which Portion of Restricted Stock Award Is No Longer Subject to Forfeiture	% of Restricted Stock Award No Longer Subject to Forfeiture

Earlier vesting of the Restricted Stock Award may occur as provided in the Plan in the event of a Corporate Transaction. Shares that have vested and are no longer subject to forfeiture are referred to herein as “Vested Shares.” Shares that are not vested and remain subject to forfeiture under the preceding schedule are referred to herein as “Unvested Shares.” Collectively, the Unvested Shares and the Vested Shares are referred to herein as the “Shares.”

5. Consideration for Restricted Stock Award

Consideration not less than the par value of the Company’s Common Stock, or $0.001 per share, has been paid by Recipient to the Company for the Restricted Stock Award in the form of services previously rendered.

6. Termination of Employment or Service

The unvested portion of the Restricted Stock Award remaining subject to forfeiture shall be forfeited by Recipient to the Company upon the termination of Recipient’s employment or service relationship with the Company or a Subsidiary for any reason, including termination by reason of Retirement, Disability, death or for Cause, except to the extent otherwise provided in the Plan in connection with a Corporate Transaction.

7. Securities Law Compliance

Notwithstanding any other provision of this Agreement, you may not sell the Shares unless the Shares are registered under the Securities Act of 1933, as amended, or, if such Shares are not then so registered, the Company has determined that such sale will be exempt from the registration requirements of the Securities Act of 1933, as amended. Any sale of the Shares must also comply with other applicable laws and regulations governing the Shares, and you may not sell the Shares if the Company determines that such sale would not be in material compliance with such laws and regulations.

8. Transfer Restrictions

Any sale, transfer, assignment, encumbrance, pledge, hypothecation, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, whether voluntary or by operation of law, directly or indirectly, of Unvested Shares shall be strictly prohibited and void; provided that such restrictions on transfer will not apply to a gratuitous transfer of the Shares; and provided, further, that Recipient obtains the Company’s prior written consent to such transfer.

9. Section 83(b) Election for Restricted Stock Award

Recipient understands that, under Section 83(a) of the Code, the excess of the Fair Market Value of the Unvested Shares on the date the forfeiture restrictions lapse over the purchase price, if any, paid for such Shares will be taxed, on the date such forfeiture restrictions lapse, as ordinary income subject to payroll and withholding tax and tax reporting, as applicable. For this purpose, the term “forfeiture restrictions” means the right of the Company to receive back any Unvested Shares upon termination of Recipient’s employment or service relationship with the Company or a Subsidiary. Recipient understands that he or she may elect under Section 83(b) of the Code to be taxed at the time the Unvested Shares are acquired, rather than when and as the Unvested Shares cease to be subject to the forfeiture restrictions. Recipient understands that if he or she makes an election under Section 83(b) (an “83(b) Election”), the excess of the Fair Market Value of the Unvested Shares on the Grant Date over the purchase price, if any, paid for such Shares will be taxed on the Grant Date, as ordinary income subject to payroll and withholding tax and tax reporting, as applicable. The 83(b) Election must be filed with the Internal Revenue Service within 30 days from the Grant Date of the Restricted Stock Award.

Recipient understands that (a) he or she will not be entitled to a deduction for any ordinary income previously recognized as a result of the 83(b) Election if the Unvested Shares are subsequently forfeited to the Company and (b) the 83(b) Election may cause Recipient to recognize more compensation income than he or she would have otherwise recognized if the value of the Unvested Shares subsequently declines.

THE FORM FOR MAKING AN 83(b) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT B. RECIPIENT UNDERSTANDS THAT FAILURE TO FILE SUCH AN ELECTION WITHIN THE 30-DAY PERIOD MAY RESULT IN THE RECOGNITION OF ORDINARY INCOME BY RECIPIENT AS THE FORFEITURE RESTRICTIONS LAPSE. Recipient further understands that an additional copy of such election form should be filed with Recipient’s federal income tax return for the calendar year in which the Grant Date falls. Recipient acknowledges that the foregoing is only a summary of the federal income tax laws that apply to the receipt of the Shares under this Agreement and does not purport to be complete. RECIPIENT FURTHER ACKNOWLEDGES THAT THE COMPANY HAS DIRECTED RECIPIENT TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE CODE, THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH RECIPIENT MAY RESIDE, AND THE TAX CONSEQUENCES OF RECIPIENT’S DEATH.

Recipient agrees to execute and deliver to the Company with this Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”) attached hereto as Exhibit A. Recipient further agrees that Recipient will execute and deliver to the Company with this Agreement a copy of the 83(b) Election attached hereto as Exhibit B if Recipient chooses to make such an election.

10. Assignment Separate From Certificate

As security for the faithful performance of this Agreement, Recipient agrees, upon execution of this Agreement, to deliver a stock power in the form attached to this Agreement as Exhibit C, executed by Recipient and by Recipient’s spouse, if any (with the transferee, certificate number, date and number of Shares left blank), along with any certificate(s) evidencing the Shares issued to Recipient, to the Secretary of the Company or its designee (“Escrow Holder”), who is hereby appointed to hold such stock power and any such certificate(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Recipient and the Company agree that Escrow Holder shall not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent relative thereto. Escrow Holder may rely on any letter, notice or other document executed by any signature purported to be genuine and may rely on advice of counsel and obey any order of any court with respect to the transactions contemplated in this Agreement. The Shares may be released from escrow as they cease to be Unvested Shares.

11. Legends

Recipient understands and agrees that the Shares are subject to forfeiture and that the certificate(s) representing the Shares will bear a legend in substantially the following form:

“The securities represented by this certificate are subject to certain restrictions on transfer and forfeiture restrictions and may not be sold, assigned, transferred, encumbered or in any way disposed of except as set forth in a restricted stock award agreement between the issuer and the original recipient of these shares, a copy of which may be obtained at the principal office of the issuer. Such transfer restrictions and forfeiture restrictions are binding on transferees of these shares.”

12. Stop-Transfer Notices

Recipient understands and agrees that, in order to ensure compliance with the restrictions referred to in this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required to (a) transfer on its books any Shares that have been sold or transferred in violation of the provisions of this Agreement or (b) treat as the owner of the Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

13. Independent Tax Advice

Recipient acknowledges that determining the actual tax consequences of receiving or disposing of the Shares may be complicated. These tax consequences will depend, in part, on Recipient’s specific situation and may also depend on the resolution of currently uncertain tax law and other variables not within the control of the Company. Recipient is aware that Recipient should consult a competent and independent tax advisor for a full understanding of the specific tax consequences to Recipient of receiving or disposing of the Shares. Prior to executing this Agreement, Recipient either has consulted with a competent tax advisor independent of the Company to obtain tax advice concerning this Agreement in light of Recipient’s specific situation or has had the opportunity to consult with such a tax advisor but has chosen not to do so.

14. Withholding and Disposition of Shares

Recipient agrees to make arrangements satisfactory to the Company for the payment of any federal, state, local or foreign withholding tax obligations that arise either upon receipt of the Shares or as the forfeiture restrictions on any Shares lapse.

15. General Provisions

15.1 Notices

Any notice required in connection with (a) the Company’s forfeiture rights or (b) the disposition of any Shares covered hereby will be given in writing and will be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated in this Agreement or at such other address as such party may designate by ten days’ advance written notice under this Section 15.1 to all other parties to this Agreement.

15.2 No Waiver

No waiver of any provision of this Agreement will be valid unless in writing and signed by the person against whom such waiver is sought to be enforced, nor will failure to enforce any right hereunder constitute a continuing waiver of the same or a waiver of any other right hereunder.

15.3 Recipient Undertaking

Recipient hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Recipient or the Shares pursuant to the express provisions of this Agreement.

15.4 Agreement Is Entire Contract

This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and will in all respects be construed in conformity with the express terms and provisions of the Plan.

15.5 Successors and Assigns

The provisions of this Agreement will inure to the benefit of, and be binding on, the Company and its successors and assigns and Recipient and Recipient’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person will have become a party to this Agreement and agreed in writing to join herein and be bound by the terms and conditions hereof.

15.6 No Employment or Service Contract

Nothing in this Agreement will affect in any manner whatsoever the right or power of the Company, or a Subsidiary, to terminate Recipient’s employment with or services on behalf of the Company or a Subsidiary, for any reason, with or without cause.

15.7 Shareholder of Record

Recipient will be recorded as a shareholder of the Company and will have, subject to the provisions of this Agreement and the Plan, all the rights of a shareholder with respect to the Shares.

15.8 Counterparts

This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but which, upon execution, will constitute one and the same instrument.

15.9 Governing Law

This Agreement will be governed by and construed in accordance with the laws of the State of Washington.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Grant Date.

SHURGARD STORAGE CENTERS, INC.

By:
Title:

RECIPIENT

Printed Name:

By his or her signature below, the spouse of Recipient, if such Recipient is legally married as of the date of Recipient’s execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions of this Agreement and the Plan, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated:

Spouse’s Signature

Printed Name

By his or her signature below, Recipient represents that he or she is not legally married as of the date of executing this Agreement.

Dated:

Recipient’s Signature

EXHIBIT A

ACKNOWLEDGMENT AND STATEMENT OF DECISION REGARDING

SECTION 83(b) ELECTION

The undersigned, a Recipient of Number of Shares shares of Class A Common Stock of Shurgard Storage Centers, Inc., a Washington corporation (the “Company”), pursuant to a restricted stock award granted pursuant to the Company’s 200_ Long-Term Incentive Plan (the “Plan”), hereby states as follows:

1. The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the Restricted Stock Award Agreement pursuant to which the award was granted.

2. The undersigned either (check and complete as applicable)

(a)	has consulted, and has been fully advised by, the undersigned’s own tax advisor, , whose business address is , regarding the federal, state and local tax consequences of receiving shares under the Plan, and particularly regarding the advisability of making an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state law, or

(b)	has knowingly chosen not to consult such a tax advisor.

3. The undersigned hereby states that the undersigned has decided (check as applicable)

(a)	to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed Restricted Stock Award Agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986”, or

(b)	not to make an election pursuant to Section 83(b) of the Code.

4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s acquisition of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Dated:
Recipient

Print Name

Dated:
Spouse of Recipient

Print Name

EXHIBIT B

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:

NAME OF SPOUSE:

ADDRESS:

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NO. OF SPOUSE:

TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows: shares of the Class A Common Stock, par value $0.001 per share, of Shurgard Storage Centers, Inc., a Washington corporation (the “Company”).

3.	The date on which the property was transferred is:

4.	The property is subject to the following restrictions:

The property is subject to a forfeiture right pursuant to which the Company can reacquire the Shares if for any reason taxpayer’s services with the Company are terminated. The Company’s right to receive back the shares lapses [in a series of installments over a     year period ending] on                 .

5.	The aggregate fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $

6.	The amount (if any) paid for such property is: $

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner of Internal Revenue.

Dated:
Taxpayer
Dated:
Spouse of Taxpayer

DISTRIBUTION OF COPIES

1.	File original with the Internal Revenue Service Center where the taxpayer’s income tax return will be filed. Filing must be made by no later than 30 days after the date the property was transferred.

2.	Attach one copy to the taxpayer’s income tax return for the taxable year in which the property was transferred.

3.	Mail one copy to the Company at the following address:

Shurgard Storage Centers / Attention: HRD

1155 Valley Street, Suite 400, PO Box 900933

Seattle, WA 98109

EXHIBIT C

STOCK POWER AND ASSIGNMENT

SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                      ,                      shares of the Class A Common Stock of Shurgard Storage Centers, Inc., a Washington corporation, standing in the undersigned’s name on the books of said corporation represented by Certificate No.          delivered herewith, and does hereby irrevocably constitute the Secretary of said corporation as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said corporation.

Dated:

Signature:

Please print name:

Spouse’s signature, if any:

Please print name:

Please see Section 10 of the Restricted Stock Award Agreement for information on completing this form.